CYBERTEL CAPITAL CORP.

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement ("Agreement") is made as of the 14th day of June, 2005, by and between Albert A. Gomez. M.D. (the "Purchaser"), the sellers listed on the Seller Signature Page hereto (each a "Seller" and together the "Sellers"), and Cybertel Capital Corp., a Nevada corporation (the "Company").

                                    RECITALS

      A. The Sellers collectively own 50,000,000 shares (the "Shares") of Series B Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock") of the Company. The number of Shares held by each Seller is set forth on the Seller Signature Page.

      B. The Sellers desire to sell the Shares to the Purchaser, and the Purchaser desires to purchase the Shares from the Sellers, on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

      It is agreed as follows:

      1. PURCHASE AND SALE OF SHARES. In reliance upon the representations and warranties of the Sellers and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Sellers shall sell to the Purchaser, the Shares, at a purchase price of $0.0003 per Share, or an aggregate of $15,000 (the "Purchase Price"), to be divided among the Sellers as they have agreed and as set forth opposite their respective signatures hereto. The number of Shares sold by each Seller and the aggregate purchase price being paid to each Seller is set forth on the signature page hereto. The Purchase Price shall be paid in cash.

      2. CLOSING(S).

            2.1 Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the sale of Shares contemplated by this Agreement (the "Closing") shall take place at such place as the Sellers and the Purchaser shall agree in writing concurrently with the execution of this Agreement (the "Closing Date").

            2.2 Deliveries by Purchaser. The Purchaser shall deliver the following to the Sellers:

                  2.2.1 A check or wire transfer to the Sellers in the amount of the Purchase Price for each Share purchased.

            2.3 Deliveries by Sellers. At the Closing, the Sellers will deliver the following to the Purchaser:

                  2.3.1 The certificates representing the Shares, duly endorsed or delivered with blank stock powers appropriately executed, in the name of the Purchaser, against delivery to the Seller by the Purchaser of the items set forth in paragraph 2.2 above.

                  2.3.2 The complete original articles of incorporation, bylaws, minutes, and other corporate books and records, all as amended to date, of the Company.

                  2.3.3 A list of all SEC and EDGAR codes for the Company.

                  2.3.4   Resignations  of  Richard  D.   Mangiarelli  as  Chief
Executive Officer of the Company and Richard F. Schmidt as President of the Company.

                  2.3.5 Resolutions of the board of directors  appointing Albert
A. Gomez as President and Chief Executive Officer of the Company and Richard D. Mangiarelli as Secretary and Chief Operating Officer of the Company.

                  2.3.6 Resignations of Richard F. Schmidt, Paul Ferandell, John Jordan, Bruce Caldwell, and Joost H. van Adelsberg, Jr. from their respective positions as directors of the Company.

                  2.3.7 Resolutions of the board of directors  appointing Albert
A. Gomez, M.D., Rueben Gomez, and Andrew Mercer as directors of the Company.

      3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

      As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Sellers jointly and severally represent and warrant that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

            3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

            3.2 Validity of Transactions. This Agreement, and each document executed and delivered by the Sellers in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by each Seller and is each the valid and legally binding obligation of each Seller, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

            3.3 Valid Issuance of Shares. The Shares that are being sold to the Purchaser hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

            3.4 Title to Shares. The Sellers are the sole record and beneficial owners of the Shares, in the amounts set for the on the Seller Signature Page, free and clear of all liens, encumbrances, equities, assessments and claims, and, upon delivery of the Shares by the Sellers and payment of the Purchase Price in full by the Purchaser pursuant to this Agreement, the Sellers will transfer to the Purchaser valid legal title to the Shares, free and clear of all liens, encumbrances, equities, assessments and claims.

            3.5 No Violation. The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

            3.6 SEC Reports and Financial Statements. The Company has delivered or made available to the Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 2001 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). The information in the SEC Reports, taken as a whole, was true and correct in all material respects as of the filing date and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            3.7 Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, the offer, sale and delivery of the Shares will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the Shares under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the blue sky laws of any state, which filings will be made in a timely manner.

            3.8 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale of the Shares pursuant to this Agreement have been or will be, on a timely basis, duly obtained and are effective. No stop order or other order enjoining the sale of the Shares have been issued and no proceedings for such purpose are pending or, to the knowledge of the Sellers, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. The sale of the Shares is legally permitted by all laws and regulations to which the Purchaser, the Sellers, and the Company are subject.

      4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

      The Purchaser hereby represents, warrants, and covenants with the Sellers as follows:

            4.1 Legal Power. The Purchaser has the requisite power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

            4.2 Due Execution. This Agreement has been duly executed and delivered by Purchaser, and, upon due execution and delivery by the Seller, this Agreement will be a valid and binding agreement of the Purchaser.

            4.3 Receipt and Review of SEC Reports. The Purchaser represents that it has received and reviewed the SEC Reports and have been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative have reasonably requested in connection with the decision to purchase the Shares. The Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as the Purchaser or its qualified representative have found necessary to make an informed investment decision to purchase the Shares.

            4.4 Restricted Securities. The Purchaser has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that the Shares are being offered and sold pursuant to the so-called "Section 4(1 1/2) exemption" of the Securities Act, and that the Sellers' reliance upon the so-called "Section 4(1 1/2) exemption" is predicated in part on the Purchaser's representations as contained herein.

                  4.4.1 The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

                  4.4.2 The Purchaser acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be sold as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                  4.4.3 The Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                  4.4.4 The Purchaser understands and acknowledges that the Shares will bear the following legend:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS


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

            AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

                  4.4.5 The Purchaser acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. The Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

            4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. The Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. The Purchaser otherwise has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

            4.6 Purchases by Groups. The Purchaser represents, warrants, and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      5. COVENANTS.

            5.1 Further Assurances; Cooperation. Each party hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company or the Purchaser, and without further consideration, the Sellers (a) will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company or the Purchaser may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to, the Shares, and (b) will execute such documents as and take such action as the Company or the Purchaser may reasonably deem necessary or desirable in order to prepare and file any future SEC Reports that the Company seeks to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

            5.2 Covenants of the Purchaser.  Until the Restrictions set forth in
Section 5.4 have lapsed and the Shares have vested pursuant to Section 5.4, the Purchaser shall not directly or indirectly, offer, issue, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, pledge, or otherwise dispose of or transfer any of the Shares.

            5.3 Covenants of the Company.  Until the  Restrictions  set forth in
Section 5.4 have lapsed and the Shares have vested pursuant to Section 5.4, the Company shall not do any of the following without the prior unanimous written consent of the Sellers, and such action taken by the Company without the prior unanimous written consent of the Sellers shall be void ab initio:

                  5.3.1 Amend any of the terms of the Company's Series B Preferred Stock;

                  5.3.2 Issue any shares of any class or series of preferred stock of the Company; or

            5.4 Vesting Restrictions.

                  5.4.1 The Shares are subject to "Restrictions" and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the Shares "vest" by the lapse of the Restrictions as set forth in Section 5.4.2 and any additional requirements or restrictions contained herein have been satisfied, terminated, or expressly waived by the Sellers in writing. Any attempted transfer in violation of such Restrictions will be void.

                  5.4.2 The Restrictions will lapse and the Shares will vest if, on or before October 15, 2005, the Company has acquired Strategic Healthcare Systems, Inc., a Nevada corporation (the "Target"), by means of a merger, consolidation, acquisition, purchase of substantially all of the assets of Target, or other form of corporate reorganization involving the Target, whether in a single transaction or series of transactions (the "Acquisition"); provided, however, that the Sellers, in their discretion, may from time to time accelerate the vesting of any Shares at any time or forgive Restrictions and allow Shares to vest notwithstanding that the conditions to vesting thereof may not have been satisfied.

                  5.4.3 In the event that the Acquisition has not occurred on or before October 15, 2005, the Sellers, or their assignees, may, in the Sellers' discretion, at any time and from time to time until October 15, 2006, repurchase from the Purchaser the Shares sold by such Seller at the price per Share that the Purchaser paid to said Seller for such Shares, and the Purchaser will sell to any such Seller any or all of the Shares that were eligible to vest but did not vest in accordance with Section 5.4.2. Any Shares that do not vest in accordance with Section 5.4.2 shall be subject to repurchase by the Sellers regardless of any services performed, or other consideration given, by the Purchaser to the Company or the Sellers. Shares not vested in accordance with
Section 5.4.2 but not repurchased by the Company during the applicable repurchase periods described herein shall vest.

                  5.4.4 The purchase price for any  repurchase  pursuant to this
Section 5.4 shall be paid in cash.

                  5.4.5 In order to enforce the terms of the vesting requirements with respect to the Shares, the Purchaser shall deposit the certificates representing the Shares in escrow with an escrow agent mutually agreeable to the Purchaser and the Sellers, along with a stock assignment separate from certificate endorsed in blank. Furthermore, the certificates representing the Shares shall contain a restrictive legend setting forth that the Shares are subject to restrictions and vesting requirements pursuant to the terms of this Section 5.4.

                  5.4.6 The exercise of each Seller's right to repurchase Shares or to accelerate vesting or forgive Restrictions pursuant to this Section 5.4 shall be within the discretion of each Seller. Any Seller may (but will not be required to) exercise its right to repurchase, accelerate, or forgive Restrictions with respect to any or all of the Shares without incurring any obligation to repurchase, accelerate, or forgive Restrictions with respect to any other Shares owned by the Purchaser.

      6. MISCELLANEOUS.

            6.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Orange, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

            6.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            6.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            6.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Sellers and the Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Seller.

            6.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

            If to the Seller:     at the address set forth on the Seller
                                  Signature Page

            If to the Purchaser:  Albert A. Gomez, M.D.
                                  1644 Alum Rock Avenue
                                  San Jose, California 95116

            If to the Company:    Cybertel Capital Corp.
                                  9444 Waples Street, Suite 290
                                  San Diego, CA 92121

            6.7  Titles  and  Subtitles.   The  titles  of  the  paragraphs  and
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


PURCHASER:                      Albert A. Gomez, M.D.


                                /s/ Albert A. Gomez, M.D.
                                -------------------------------------


SELLER:                         See Seller Signature Page


COMPANY:                        Cybertel Capital Corp.


                                /s/ Richard D. Mangiarelli
                                -------------------------------------
                                By:   Richard D. Mangiarelli
                                      Chief Executive Officer




                  (Signature Page to Stock Purchase Agreement)

                              SELLER SIGNATURE PAGE

SELLERS:                                Number of Shares Sold     Purchase Price


/s/ Richard D. Mangiarelli                    23,052,317             $6,916
--------------------------
Name:      Richard D. Mangiarelli
Address:   9444 Waples Street,
           Suite 290
           San Diego, CA 92121
Facsimile: (858) 646-7414


/s/ Richard F. Schmidt                        15,261,537             $4,578
-----------------------
Name:      Richard F. Schmidt
Address:   9444 Waples Street,
           Suite 290
           San Diego, CA 92121
Facsimile: (858) 646-7414


/s/ Paul Ferandell                             3,895,382             $1,169
------------------
Name:      Paul Ferandell
Address:   2120 Jimmy Durante Boulevard,
           Suite 102
           Del Mar, CA  92014
Facsimile: (858) 350-3488


/s/ John Jordan                                3,895,382             $1,169
---------------
Name:      John Jordan
Address:   PO Box 309
           San Clemente, CA 92674
Facsimile: (949) 498-6877


/s/ Bruce Caldwell                             3,895,382             $1,169
------------------
Name:      Bruce Caldwell
Address:
Facsimile:


                                      SP-1